[USAAA EAGLE LOGO (r)]
USAA PRECIOUS METALS AND MINERALS FUND SHARES,
USAA PRECIOUS METALS AND MINERALS FUND
ADVISER SHARES, USAA PRECIOUS METALS AND
MINERALS FUND INSTITUTIONAL SHARES

USAA CORNERSTONE STRATEGY FUND

SUPPLEMENT DATED DECEMBER 1, 2011
TO EACH FUND'S PROSPECTUS
DATED OCTOBER 1, 2011

USAA REAL RETURN FUND SHARES
USAA REAL RETURN FUND INSTITUTIONAL SHARES

USAA GLOBAL OPPORTUNITIES FUND

SUPPLEMENT DATED DECEMBER 1, 2011
TO EACH FUND’S PROSPECTUS
DATED MAY 1, 2011

Effective March 1, 2012, Mark W. Johnson, Vice President of Equity Portfolios and a co-manager of the above-referenced Funds will retire from USAA. Mark joined USAA in 1988 as a securities analyst and became the portfolio manager of the Precious Metals and Minerals Fund, formerly the Gold Fund, in January 1994.

Dan Denbow will take over as the manager of the Funds. Dan has been on the investment management team since 1998 and has worked closely with Mark as the co-manager of the Funds. He will continue to follow the same management philosophy and process that have delivered the Funds' performance over the past several years.

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